UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2007
Date of Report (Date of earliest event reported)

ROYALITE PETROLEUM COMPANY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-26729	88-0427619
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

810 Peace Portal Drive, Suite 201
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 201-0400
Registrant's telephone number, including area code

WORLDBID CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective on February 28, 2007, Worldbid Corporation (the “Company”) completed the acquisition of Royalite Petroleum Corp. (“Royalite”). The acquisition of Royalite was completed by way of a “triangular merger” pursuant to the provisions of the Amended and Restated Agreement and Plan of Merger (the “First Merger Agreement”) among Royalite, the Company and the Company’s wholly owned subsidiary, Royalite Acquisition Corp. (“Worldbid Sub”). Under the terms of the First Merger Agreement, Royalite was merged with and into Worldbid Sub, with Worldbid continuing as the surviving corporation (the “First Merger”). Immediately following the completion of the First Merger, the Company completed a second merger whereby Worldbid Sub was merged with and into the Company, with the Company continuing as the surviving corporation (the “Second Merger”). As part of the Second Merger, the Company changed its name to “Royalite Petroleum Company Inc.” (the “Name Change”). Other than the Name Change, no amendments were made to the Company’s Articles of Incorporation.

Under the terms and conditions of the First Merger Agreement, each share of Royalite common stock issued and outstanding immediately prior to the completion of the First Merger has been converted into one share of the Company’s common stock. As a result, the Company issued a total of 24,960,667 shares of its common stock to the former shareholders of Royalite upon the completion of the First Merger. As a result, upon completion of the First Merger, the former stockholders of Royalite owned approximately 69.6% of the Company’s issued and outstanding common stock. The percentage ownership of Royalite’s former shareholders is expected to decrease to approximately 67% upon the issuance of units for which the Company has received subscriptions under a previously authorized private placement financing.

Pursuant to the terms of the First Merger Agreement, immediately after the completion of the First Merger and the Second Merger, certain of the Company’s officers and directors resigned from their positions as follows:

Name	Positions Resigned
Paul Wagorn	Director
Logan B. Anderson	President and Chief Executive Officer.

Replacing Mr. Wagorn and Mr. Anderson on the Company’s Board of Directors and as the Company’s President and Chief Executive Officer, respectively, was Michael L. Cass, formerly the President and Chief Executive Officer, and a member of the Board of Directors, of Royalite. Mr. Anderson continues to act as on the Company’s Board of Directors and as the Company’s Secretary, Treasurer and Chief Financial Officer.

As a result of the completion of the First Merger and the Second Merger, the Company has acquired all the property and assets of Royalite, including rights to to oil and gas leases on approximately 67,000 acres of land along the Utah Hingeline Trend of south-central Utah and a 2.5% royalty interest in and to all of the oil and gas produced and sold or used off of 285 acres of land also located along the Utah Hingeline Trend. In addition to acquiring all of Royalite’s property and assets, the Company has assumed all of Royalites debts and liabilities.

A copy of the press release announcing the closing of the transaction is attached as an exhibit to this Current Report on Form 8-K.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Effective on February 28, 2007, the Company issued an aggregate of 24,960,667 shares of its common stock to the former shareholders of Royalite in connection with the First Merger. The shares issued upon completion of the First Merger were issued in reliance on the exemptions to registration contained in

Regulation D and Regulation S of the Securities Act of 1933 (the “Securities Act”). Each of Royalite’s former shareholders were either “accredited investors” as defined in Rule 501(a) of Regulation D or were not “US persons” (and were not acquiring the Company’s shares for the account or benefit of a “US person”) as defined in Rule 902(k) of Regulation S. The offer and sale of the Company’s shares to Royalite’s former shareholders who are not “US persons” were made in offshore transactions as defined in Rule 902(h) of Regulation S in that such persons were not in the US when the offer of the Company’s shares were made to them and were not in the US when their decision to acquire the Company’s shares was made. No directed selling efforts were made in the US by the Company or any person acting on behalf of the Company.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

Effective on February 28, 2007, upon the completion of the First Merger, the former shareholders of Royalite received an aggregate of 24,960,667 shares of the Companys common stock in exchange for the 24,960,667 shares of Royalite common stock previously owned by them. As a result, upon completion of the First Merger, the former shareholders of Royalite owned approximately 69.6% of the outstanding shares of the Company’s common stock, resulting in a change of control. The percentage ownership of Royalite’s former shareholders is expected to decrease to approximately 67% upon the issuance of units for which the Company has received subscriptions under a previously authorized private placement financing.

On February 28, 2007, pursuant to provisions of the First Merger Agreement, the certain of the Company’s officers and directors resigned from their positions as follows:

Name	Positions Resigned
Paul Wagorn	Director
Logan B. Anderson	President and Chief Executive Officer.

Replacing Mr. Wagorn and Mr. Anderson on the Company’s Board of Directors and as the Company’s President and Chief Executive Officer, respectively, was Michael L. Cass, formerly the President and Chief Executive Officer, and a member of the Board of Directors, of Royalite. Mr. Anderson continues to act as on the Company’s Board of Directors and as the Company’s Secretary, Treasurer and Chief Financial Officer.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 28, 2007, upon the completion of the Second Merger, Paul Wagorn resigned as a director and Logan B. Anderson resigned as the Company’s Chief Executive Officer and President. The resignations of Mr. Wagorn and Mr. Anderson were made pursuant to the provisions of the First Merger Agreement and were not due to any disagreements with the Company.

Upon the tendering of the resignations of Mr. Wagorn and Mr. Anderson, Michael L. Cass was appointed to the Company’s Board of Directors and as the Company’s Chief Executive Officer and President. Mr. Anderson continues to act as the Company’s Secretary, Treasurer and Chief Financial Officer.

Prior to the completion of the First Merger, Michael L. Cass was a member of Royalite’s Board of Directors and was Royalite’s President and Chief Executive Officer, having held those positions since February 8, 2006. From 1997 to 2005, Mr. Cass was an independent oil and gas investor in Texas where he bought, sold and developed oil and gas properties. From 1990 to 1997, Mr. Cass was president and chairman of MLC Petroleum Corporation, formerly a Toronto Stock Exchange company. Mr. Cass has over 29 years business experience with emphasis in all aspects of the oil and gas industry.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

The historical financial statements of Royalite are not included with this Current Report and will be filed by an amendment to this Current Report no later than 71 days after March 6, 2007.

(b)	Pro Form Financial Information

The pro-forma consolidated financial statements showing the effects of the acquisition of Royalite are not included in this Current Report and will be filed by an amendment to this Current Report no later than 71 days after March 6, 2007.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
2.1	Amended and Restated Agreement and Plan of Merger entered into on February 9, 2007 between Worldbid Corporation, Royalite Acquisition Corp. and Royalite Petroleum Corp.(1)
2.2	Agreement and Plan of Merger entered into on February 28, 2007 between Worldbid Corporation and Royalite Acquisition Corp.
3.1	Amended and Restated Articles of Incorporation for Worldbid Corporation.(2)
3.2	Articles of Merger among Royalite Petroleum Corp. and Royalite Acquisition Corp.
3.3	Articles of Merger among Royalite Acquisition Corp. and Worldbid Corporation.
99.1	Press Release dated March 5, 2007.

Notes

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2007.
(2)	Previously filed as an exhibit to the Company’s Quarterly Report on Form 10-QSB filed with the SEC on March 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALITE PETROLEUM COMPANY INC.

Date: March 5, 2007
	By:	/s/ Logan B. Anderson

LOGAN B. ANDERSON
Director, Chief Financial Officer, Secretary
and Treasurer